UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 23, 2006
                                                 -------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2006-HE4
--------------------------------------------------------------------------------
                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
              (Exact name of depositor as specified in its charter)


                      Morgan Stanley Mortgage Capital Inc.
--------------------------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)


        Delaware                333-130694-02                   13-3939229
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
 of incorporation of depositor)      File Number            Identification No.
                                  of issuing entity)          of depositor)


1585 Broadway, New York, New York                                 10036
--------------------------------------------------------------------------------
(Address of principal executive offices                 (Zip Code of depositor)
      of depositor

Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On June 23, 2006, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2006-HE4 Mortgage Pass-Through Certificates, Series 2006-HE4 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Wells Fargo Bank, National Association, as a servicer and a custodian, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $2,093,125,000, were sold to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement, dated as of June 20, 2006, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Inc. (the "Sponsor") on June 23, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the sale of the mortgage loans from the Sponsor to the Depositor. The net proceeds of the sale of the Class X and Class P Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      The Class R Certificates were sold to MS&Co. on June 23, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class R Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            --------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of June 20, 2006, among the Depositor and Morgan Stanley & Co. Incorporated.

Exhibit 4 Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Sponsor, as depositor, Wells Fargo Bank, National Association, as a servicer and a custodian, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2004 by and between WMC and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 Amendment No. 1, to the April 1, 2004 Mortgage Loan Purchase and Warranties Agreement, dated as of October 29, 2004, by and between WMC and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.3 Amendment No. 2, to the April 1, 2004 Mortgage Loan Purchase and Warranties Agreement, dated as of February 28, 2005, by and between WMC and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.4 Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of January 1, 2006, by and between WMC and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.5 The Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2006, by and between Decision One and the Sponsor (included as Exhibit P to Exhibit 4).

Exhibit 10.6 The Fifth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2006, by and between NC Capital and the Sponsor (included as Exhibit Q to Exhibit 4).

Exhibit 10.7 The Flow Mortgage Loan Purchase and Warranties Agreement, dated as of September 1, 2004, by and between Option One and the Sponsor (included as Exhibit R to Exhibit 4).

Exhibit 10.8 Amendment No. 1 to the September 1, 2004 Flow Mortgage Loan Purchase and Warranties Agreement , dated as of October 14, 2004, by and between Option One and the Sponsor (included as Exhibit R to Exhibit 4).

Exhibit 10.9 Assignment and Recognition Agreement, dated as of June 23, among the Sponsor, the Depositor and Option One. (included as Exhibit R to Exhibit 4).

Exhibit 10.10 ISDA Master Agreement, dated as of June 23, 2006, by and between
              Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit X to Exhibit 4).

Exhibit 10.11 Schedule to the Master Agreement, dated as of June 23, 2006, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit X to Exhibit 4).

Exhibit 10.12 Credit Support Annex, dated as of June 23, 2006, by and between
              Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit X to Exhibit 4).

Exhibit 10.13 Confirmation, dated as of June 23, 2006, by and between Morgan
              Stanley Capital Services Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as part of Exhibit X to Exhibit 4).

Exhibit 10.14 Guarantee, dated as of June 23, 2006, by Morgan Stanley (included as part of Exhibit X to Exhibit 4).

Exhibit 10.15 Servicing Agreement, dated as of June 23, 2006, among
              Countrywide Home Loans Servicing LP, the Depositor and the Trustee, (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.16 Mortgage Loan Sale and Servicing Agreement, dated as of October 1,
              2005, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor.

Exhibit 10.17 Amendment Regulation AB to the Mortgage Loan Sale and Servicing
              Agreement, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 11, 2006                       THE DEPOSITOR




                                          By:  /s/ Steven Shapiro
                                              ----------------------------------
                                              Name:   Steven Shapiro
                                              Title:  Managing Director

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation S-K                                                    Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                --------------

1                     Underwriting Agreement, dated as of               (E)
                      June 20, 2006, among the Depositor and
                      Morgan Stanley & Co. Incorporated.

4                     Pooling and Servicing Agreement, dated            (E)
                      as of June 1, 2006, by and among the
                      Sponsor, as depositor, Wells Fargo
                      Bank, National Association, as a
                      servicer and a custodian, NC Capital
                      Corporation, as a responsible party,
                      WMC Mortgage Corp., as a responsible
                      party, Decision One Mortgage Company,
                      LLC, as a responsible party, LaSalle
                      Bank National Association, as a
                      custodian and Deutsche Bank National
                      Trust Company, as trustee. Mortgage
                      Loan Purchase and Warranties

10.1                  Agreement, dated as of April 1, 2004              (E)
                      by and between WMC and the Sponsor
                      (included as Exhibit O to Exhibit 4).

10.2                  Amendment No. 1, to the April 1, 2004             (E)
                      Mortgage Loan Purchase and Warranties
                      Agreement, dated as of October 29,
                      2004, by and between WMC and the
                      Sponsor (included as Exhibit O to
                      Exhibit 4).

10.3                  Amendment No. 2, to the April 1, 2004             (E)
                      Mortgage Loan Purchase and Warranties
                      Agreement, dated as of February 28,
                      2005, by and between WMC and the
                      Sponsor (included as Exhibit O to
                      Exhibit 4).

10.4                  Third Amended and Restated Mortgage               (E)
                      Loan Purchase and Warranties
                      Agreement, dated as of January 1,
                      2006, by and between WMC and the
                      Sponsor (included as Exhibit O to
                      Exhibit 4).

10.5                  The Third Amended and Restated                    (E)
                      Mortgage Loan Purchase and Warranties
                      Agreement, dated as of June 1, 2006,
                      by and between Decision One and the
                      Sponsor (included as Exhibit P to
                      Exhibit 4).

10.6                  The Fifth Amended and Restated                    (E)
                      Mortgage Loan Purchase and Warranties
                      Agreement, dated as of March 1,
                      2006, by and between NC Capital and
                      the Sponsor (included as Exhibit Q to
                      Exhibit 4).

10.7                  The Flow Mortgage Loan Purchase and               (E)
                      Warranties Agreement, dated as of
                      September 1, 2004, by and between
                      Option One and the Sponsor (included
                      as Exhibit R to Exhibit 4).

10.8                  Amendment No. 1 to the September 1,               (E)
                      2004 Flow Mortgage Loan Purchase and
                      Warranties Agreement , dated as of
                      October 14, 2004, by and between
                      Option One and the Sponsor (included
                      as Exhibit R to Exhibit 4).

10.9                  Assignment and Recognition Agreement,             (E)
                      dated as of June 23, among the
                      Sponsor, the Depositor and Option
                      One. (included as Exhibit R to
                      Exhibit 4).

10.10                 ISDA Master Agreement, dated as of                (E)
                      June 23, 2006, by and between Morgan
                      Stanley Capital Services Inc., the
                      swap provider, and Deutsche Bank
                      National Trust Company, the trustee
                      (included as part of Exhibit X to
                      Exhibit 4).

10.11                 Schedule to the Master Agreement,                 (E)
                      dated as of June 23, 2006, by and
                      between Morgan Stanley Capital
                      Services Inc., the swap provider, and
                      Deutsche Bank National Trust Company,
                      the trustee (included as part of
                      Exhibit X to Exhibit 4).

10.12                 Credit Support Annex, dated as of June            (E)
                      23, 2006, by and between Morgan
                      Stanley Capital Services Inc., the
                      swap provider, and Deutsche Bank
                      National Trust Company, the trustee
                      (included as part of Exhibit X to
                      Exhibit 4).

10.13                 Confirmation, dated as of June 23,                (E)
                      2006, by and between Morgan Stanley
                      Capital Services Inc., the swap
                      provider, and Deutsche Bank National
                      Trust Company, the trustee (included
                      as part of Exhibit X to Exhibit 4).

10.14                 Guarantee, dated as of June 23, 2006,             (E)
                      by Morgan Stanley (included as part
                      of Exhibit X to Exhibit 4).

10.15                 Servicing Agreement, dated as of                  (E)
                      June 23, 2006, among Countrywide
                      Home Loans Servicing LP, the
                      Depositor and the Trustee,
                      (included as part of Exhibit Z
                      to Exhibit 4).

10.16                 Mortgage Loan Sale and Servicing                  (E)
                      Agreement, dated as of October 1,
                      2005, by and among Countrywide Home
                      Loans, Inc., Countrywide Home Loans
                      Servicing LP and the Sponsor.

10.17                 Amendment Regulation AB to the                    (E)
                      Mortgage Loan Sale and Servicing
                      Agreement, dated as of January
                      26, 2006, by and among
                      Countrywide Home Loans, Inc.,
                      Countrywide Home Loans Servicing
                      LP and the Sponsor.